SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of Earliest Event Reported): July 13, 1998 (July 10, 1998)






                              TRANSIT GROUP, INC.
             (Exact name of Registrant as specified in its charter)



     Florida
(State or other jurisdiction of    33-30123-A                  59-2576629
incorporation or organization)   (Commission File No.)       (IRS Employer
                                                          Identification No.)








                             2859 Paces Ferry Road
                                   Suite 1740
                             Atlanta, Georgia 30339
          (Address of principal executive offices, including zip code)
                                                  (770) 444-0240
              (Registrant's telephone number, including area code)

ITEM 9.    SALE OF EQUITY SECURITIES PURSUANT TO REGULATION S

           On July 10, 1998, Transit Group, Inc. ("Transit Group") issued 76,177 shares of its common stock to Charles D. Bates and Elizabeth Bates ("Sellers") pursuant to a Stock Exchange Agreement whereby Transit Group acquired all of the outstanding shares of capital stock of 579809 Ontario Limited and 962454 Ontario Limited. Such shares of common stock were issued to the Sellers by Transit Group in reliance upon the exemption from registration contained in Regulation S under the Securities Act of 1933.

           An additional 115,314 shares of exchangeable stock of Transit Group of Canada, Inc. were issued to the Sellers. Such shares are convertible at any time into shares of common stock of Transit Group.

           Transit Group, headquartered in Atlanta, Georgia, is a holding company in the business of acquiring and consolidating short-, medium- and long-haul trucking companies.


                                   SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      TRANSIT GROUP, INC.



Date:  July 13, 1998                  /s/ Philip A. Belyew
                                      --------------------
                                      Philip A. Belyew
                                      President and Chief Executive Officer